UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSRS
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000


                      DATE OF FISCAL YEAR END: SEPTEMBER 30

                    DATE OF REPORTING PERIOD: MARCH 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                              [LOGO] CAUSEWAY FUNDS

--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

                                    CAUSEWAY
                                  INTERNATIONAL
                                   VALUE FUND

                                    CAUSEWAY
                                    EMERGING
                                  MARKETS FUND

                                 MARCH 31, 2008

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Causeway International Value Fund
   Letter to Shareholders                                                     2
   Schedule of Investments                                                    6
   Sector Diversification                                                    10

Causeway Emerging Markets Fund
   Letter to Shareholders                                                    11
   Schedule of Investments                                                   15
   Sector Diversification                                                    21

Statements of Assets and Liabilities                                         22

Statements of Operations                                                     24

Statements of Changes in Net Assets                                          26

Financial Highlights                                                         28

Notes to Financial Statements                                                30

Disclosure of Fund Expenses                                                  38

LETTER TO SHAREHOLDERS
CAUSEWAY INTERNATIONAL VALUE FUND

For the six months ended March 31, 2008, the Causeway International Value Fund Institutional Class returned -9.83% and Investor Class returned -9.94% compared to the MSCI EAFE(R) Index return of -10.39%. From the market lows of March 31, 2003 through the peak of October 31, 2007, the EAFE Index generated 28% annualized returns. Since October 2007, however, as rising bad debts spread globally, investors turned cautious, seeking shelter from decelerating global economic growth, rising inflationary pressures, and persistent turmoil in the mortgage-related credit crunch. Unprecedented US and UK monetary policy responses brought financial stability and have likely averted a more serious global credit crisis. This policy relief, led by the US Federal Reserve (the
Fed) and US Treasury, stopped the hemorrhaging of global equity markets in late March, 2008. Nonetheless, the first three months of 2008 delivered the worst quarterly performance for international equity markets in over five years. Significant global deleveraging continues to affect virtually all asset prices, from property values to fixed income instruments and equities. Potential stagflation and negative real interest rates led to downward pressure on the US dollar relative to most major currencies. For dollar-based investors with overseas equity exposure, the currency translation effect dramatically reduced losses sustained in non-US securities over the six month period.

On average, holdings in the Fund at March 31 exhibited above average dividend yields, as well as lower price-to-earnings and lower price-to-book ratios compared to the Index. These value characteristics proved defensive, allowing the Fund to modestly outperform the MSCI EAFE(R) Index. The majority of the outperformance versus the Index can be attributed to stock selection in four industry groups in particular: telecommunication services, capital goods, food beverage & tobacco, and consumer durables. Meanwhile, holdings in banks, technology hardware, materials, and pharmaceuticals detracted the most from relative performance. From a regional perspective, the top contributors to relative performance included Canada, the United Kingdom, Japan, the Netherlands and Germany, while holdings in Sweden, Switzerland, Ireland, Norway and Italy detracted from relative performance. Currency exposures, a by-product of our bottom-up portfolio construction process, detracted from relative performance over the period. This can largely be attributed to two currencies: the Fund was overweight the Canadian dollar (a poor performer relative to EAFE currencies during the period) and underweight the Japanese yen (one of the strongest currencies in EAFE during the period).

From an individual stock selection perspective, the largest individual contributor to return was Sankyo (Japan), a manufacturer of Pachinko slot machines. Investors responded favorably to the Company's November and January product releases and anticipated future success with another product released in March. Additional notable contributors to return included energy services company, Precision Drilling Trust (Canada), industrial equipment manufacturer, Atlas Copco (Sweden), food ingredients company, Tate & Lyle (UK), food and household products manufacturer, Unilever (UK/Netherlands), and British American Tobacco (UK). Meanwhile, the largest single

--------------------------------------------------------------------------------
2                                 CAUSEWAY FUNDS
detractor from performance during the period was telecommunications equipment manufacturer, Ericsson (Sweden). The Company's client base delayed purchases of upgrades and new equipment, driving investors to sell the stock as though the contracts had been cancelled permanently. Our research indicates that capital investment by wireless telecommunications service providers will increase in the near term, leading to considerably greater demand for Ericsson's equipment. As a result, we increased our position in the stock during the period, taking advantage of share price weakness. Other notable top detractors to return included paper manufacturer, Smurfit Kappa Group (Ireland), two British banks, HBOS and Royal Bank of Scotland Group, Yamaha Motor (Japan), and industrial conglomerate, Siemens (Germany). The top five purchases during the period were:
Atlas Copco (Sweden), TELUS Corp (Canada/telecommunications services), Electricite de France (France/utility), Sony Financial Holdings (Japan/insurance), and Akzo Nobel (Netherlands/paint manufacturer). The top five sales during the period were: Astellas Pharmaceuticals (Japan), Telefonica (Spain/telecommunications services), Tate & Lyle (UK), BAE Systems (UK/aerospace & defense), and GlaxoSmithKline (UK/pharmaceuticals).

The International Monetary Fund (IMF) recently reduced its estimate for US economic growth for 2008 to 0.5%, lowering the 1.5% forecast made in January of this year. The IMF also reduced its global growth forecast to 3.7% for 2008 from 4.1%. At the Fed's regularly scheduled meeting on March 18th, the Federal Open Market Committee cut the target Federal Funds rate by 75 basis points (0.75%) to 2.25% stating that "the outlook for economic activity has weakened further." US consumer prices remained unchanged from January to February, but were 4.0% higher than a year earlier. Meanwhile, core prices (excluding energy and food) rose by 2.3% versus the prior year. US policymakers and major financial institutions are working to neutralize the economic impact of declining house prices by employing a wide variety of tactics such as the coordinated sale of Bear Stearns, the opening of additional liquidity windows at the Fed, and the lowering of the excess capital requirements for Fannie Mae and Freddie Mac. Consumer prices in Britain rose by 2.5% for the 12-months ended in February, up from 2.2% in the year through January. In the Euro Area, consumer prices rose by 3.3% for the 12-months ended in February. Eurozone statistics reflect decelerating growth. However, the European Central Bank's primary concern remains inflation, and this will likely delay monetary easing. Unemployment in the European Union continued its downward trend reaching 7.1% in January and February. The strong euro and yen are providing significant headwinds to non-hedged exporters based in Europe and Japan. China's central bank raised the required reserve ratio 0.5% to 15.5% in response to the still unbridled growth and inflation in that country. With its energy resources booming, Canada's unemployment reached a 33-year low of 5.8% in February, while its annualized consumer price index dropped to 1.8%. This seemingly insatiable demand for resources will likely decline with the slowing of the G-7 economies (representing approximately 70% of global GDP). We continue to expect commodity prices in metals, energy and grains to subside as more supply meets waning demand.

--------------------------------------------------------------------------------
                                CAUSEWAY FUNDS                                 3

The current global deleveraging process has been extreme and volatile, with daily equity market moves in excess of 2% occurring frequently; we expect this to continue through 2008. Overall, the MSCI EAFE(R) Index is trading at 10.5 times forward earnings (using IBES estimates). This historically low level represents the combination of inflated earnings estimates for companies in certain economically-cyclical sectors and depressed prices for stocks in other less cyclical areas such as utilities, healthcare, and telecommunications. Our rigorous fundamental research seeks to identify those oversold companies that continue to demonstrate superior financial strength. The industries where our research team expects the greatest upside over the next two years include financials (now, clearly the most beleaguered sector), oil services, energy-related industrials, automobiles, utilities, and telecommunications equipment. We find encouragement from the strong balance sheets and earnings power that allow these companies to survive in slower economic cycles (and in some cases even gain competitive positioning) while maintaining dividend and share repurchase programs. We are confident that Causeway's investment philosophy of building portfolios from the bottom-up through rigorous fundamental research will produce consistent, competitive returns over full market cycles.

We thank you for your continued confidence in Causeway International Value Fund and look forward to serving you in the future.

/s/ Harry W. Hartford     /s/ Sarah H. Ketterer     /s/ James A. Doyle
Harry W. Hartford         Sarah H. Ketterer         James A. Doyle
Portfolio Manager         Portfolio Manager         Portfolio Manager

/s/ Jonathan P. Eng       /s/ Kevin Durkin
Jonathan P. Eng           Kevin Durkin
Portfolio Manager         Portfolio Manager

April 22, 2008

THE ABOVE COMMENTARY EXPRESSES THE PORTFOLIO MANAGERS' VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING ANY STOCK. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.

--------------------------------------------------------------------------------
4                                 CAUSEWAY FUNDS

AS OF 3/31/08, AVERAGE ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS WERE (3.56)% (ONE YEAR), 22.20% (FIVE YEAR) AND 14.45% (SINCE INCEPTION), AND FOR THE INVESTOR CLASS WERE (3.78)% (ONE YEAR), 21.91% (FIVE YEAR) AND 14.17% (SINCE INCEPTION). INCEPTION WAS 10/26/01.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. INVESTMENT PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES HAVE A SHAREHOLDER SERVICE FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS, AND WILL HAVE LOWER PERFORMANCE THAN INSTITUTIONAL CLASS SHARES. INSTITUTIONAL CLASS SHARES HAVE NO SHAREHOLDER SERVICE FEE. TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE INSTITUTIONAL CLASS ARE 0.91% AND FOR THE INVESTOR CLASS ARE 1.14%. THESE "TOTAL ANNUAL FUND OPERATING EXPENSES" ARE BASED ON FISCAL YEAR 2007 EXPENSE RATIOS FROM THE CURRENT PROSPECTUS. THEY DIFFER FROM THE FISCAL YEAR 2007 EXPENSE RATIOS IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS SEMI-ANNUAL REPORT BECAUSE THEY REFLECT ACQUIRED FUND FEES AND EXPENSES WHICH ARE NOT REQUIRED TO BE REFLECTED IN THE FINANCIAL HIGHLIGHTS. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI EAFE(R) INDEX IS AN UNMANAGED INDEX CONSISTING OF A MARKET-VALUE-WEIGHTED AVERAGE OF THE PERFORMANCE OF INTERNATIONAL SECURITIES LISTED ON EXCHANGES IN EUROPE, AUSTRALASIA AND THE FAR EAST. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).

--------------------------------------------------------------------------------
                                CAUSEWAY FUNDS                                 5

SCHEDULE OF INVESTMENTS (000)*
MARCH 31, 2008 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND              NUMBER OF SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCK

CANADA -- 5.1%
   Manulife Financial Corp.                           1,621,538   $      62,090
   Precision Drilling Trust                           2,816,325          65,598
   TELUS Corp., Class A                               1,404,645          59,205
                                                                  --------------
                                                                        186,893
                                                                  --------------

FINLAND -- 1.0%
   UPM-Kymmene Oyj                                    2,166,159          38,470
                                                                  --------------

FRANCE -- 18.2%
   Accor SA                                             545,541          39,839
   AXA SA                                             2,308,187          83,769
   BNP Paribas SA                                       679,812          68,564
   Electricite de France                                581,272          50,569
   France Telecom SA +                                2,673,538          89,896
   Publicis Groupe SA                                 1,038,987          39,692
   Sanofi Aventis SA +                                  921,015          69,090
   Technip SA                                         1,404,231         109,351
   Vinci SA                                           1,624,918         117,456
                                                                  --------------
                                                                        668,226
                                                                  --------------

GERMANY -- 7.6%
   Bayer AG                                             772,333          61,887
   Deutsche Post AG                                   1,746,805          53,358
   E.ON AG                                              431,704          79,912
   Siemens AG                                           760,581          82,425
                                                                  --------------
                                                                        277,582
                                                                  --------------

HONG KONG -- 0.8%
   Yue Yuen Industrial Holdings Ltd.+                 9,441,533          29,602
                                                                  --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
6                                 CAUSEWAY FUNDS

MARCH 31, 2008 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND              NUMBER OF SHARES           VALUE
--------------------------------------------------------------------------------
IRELAND -- 5.2%
   Allied Irish Banks PLC                             3,061,016   $      64,799
   C&C Group PLC                                      3,069,955          19,094
   CRH PLC                                            1,847,041          69,862
   Smurfit Kappa Group PLC+                           3,012,955          36,290
                                                                  --------------
                                                                        190,045
                                                                  --------------
ITALY -- 1.5%
   UniCredito Italiano SpA                            8,102,107          54,230
                                                                  --------------
JAPAN -- 11.6%
   Haseko Corp. 1                                    28,125,000          41,485
   Honda Motor Co. Ltd.                               2,840,600          81,091
   Mitsubishi UFJ Financial Group Inc.               10,261,000          88,546
   Sankyo Co. Ltd.                                    1,061,300          63,043
   Sony Financial Holdings Inc.+                         14,104          57,033
   Takeda Pharmaceutical Co. Ltd.                       758,300          37,968
   Yamaha Motor Co. Ltd.                              3,021,500          55,603
                                                                  --------------
                                                                        424,769
                                                                  --------------
NETHERLANDS -- 12.4%
   Akzo Nobel NV                                      1,007,151          80,798
   ING Groep NV                                       2,368,583          88,691
   Koninklijke Philips Electronics NV                 1,500,410          57,390
   Reed Elsevier NV                                   3,960,558          75,526
   Royal Dutch Shell PLC, Class A                       484,216          16,709
   TNT NV                                             2,566,774          95,342
   Unilever NV                                        1,196,411          40,172
                                                                  --------------
                                                                        454,628
                                                                  --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                CAUSEWAY FUNDS                                 7

MARCH 31, 2008 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND              NUMBER OF SHARES           VALUE
--------------------------------------------------------------------------------
NORWAY -- 1.8%
   Aker Kvaerner ASA                                  2,102,550   $      47,928
   Stolt Nielsen SA                                     980,670          20,427
                                                                  --------------
                                                                         68,355
                                                                  --------------
SOUTH KOREA -- 3.0%
   Samsung Electronics Co. Ltd.                         176,153         110,841
                                                                  --------------
SPAIN -- 1.9%
   Telefonica SA                                      2,495,418          71,695
                                                                  --------------
SWEDEN -- 4.6%
   Atlas Copco AB, Class A                            4,793,200          81,922
   Telefonaktiebolaget LM Ericsson, Class B          43,731,000          85,861
                                                                  --------------
                                                                        167,783
                                                                  --------------
SWITZERLAND -- 4.9%
   Credit Suisse Group                                1,009,424          51,381
   Novartis AG                                        1,114,339          57,114
   Zurich Financial Services AG                         224,956          70,844
                                                                  --------------
                                                                        179,339
                                                                  --------------
UNITED KINGDOM -- 17.8%
   Aviva PLC                                          5,075,675          62,196
   BAE Systems PLC                                    8,101,615          78,013
   BP PLC                                             6,005,508          61,017
   British Airways PLC 1                              6,847,350          31,830
   British American Tobacco PLC                       2,987,570         112,109
   Compass Group PLC                                    802,131           5,129
   HBOS PLC                                           4,459,401          49,556
   HSBC Holdings PLC                                  2,844,015          46,339
   Royal Bank of Scotland Group PLC                   7,025,817          47,019

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
8                                 CAUSEWAY FUNDS

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
MARCH 31, 2008 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND              NUMBER OF SHARES           VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM -- (CONTINUED)
   Royal Dutch Shell PLC, Class B                     1,429,719   $      48,118
   Unilever PLC                                       1,730,368          58,339
   Vodafone Group PLC                                17,976,326          53,829
                                                                  --------------
                                                                        653,494
                                                                  --------------

TOTAL COMMON STOCK
   (COST $3,391,859) -- 97.4%                                         3,575,952
                                                                  --------------

SHORT-TERM INVESTMENT
   Federated Prime Obligations Fund, 2.910%**        75,305,785          75,306
                                                                  --------------

TOTAL SHORT-TERM INVESTMENT
   (COST $75,306) -- 2.1%                                                75,306
                                                                  --------------

TOTAL INVESTMENTS -- 99.5%
   (COST $3,467,165)                                                  3,651,258
                                                                  --------------
OTHER ASSETS & LIABILITIES, NET -- 0.5%                                  19,025
                                                                  --------------
NET ASSETS -- 100.0%                                              $   3,670,283
                                                                  ==============

*     Except for share data.
**    The rate shown represents the 7-day effective yield as of March 31, 2008.
+ Resales of portions of these securities are subject to Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers.
1     Non-income producing security.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                CAUSEWAY FUNDS                                 9

SECTOR DIVERSIFICATION

AS OF MARCH 31, 2008, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

CAUSEWAY INTERNATIONAL VALUE FUND                               % OF NET ASSETS
--------------------------------------------------------------------------------

COMMON STOCK
Financial                                                                  24.4%
Industrial                                                                 16.8
Consumer Discretionary                                                     11.7
Energy                                                                      9.5
Basic Materials                                                             7.8
Communications                                                              7.5
Consumer Staples                                                            6.3
Technology                                                                  5.4
Health Care                                                                 4.5
Utilities                                                                   3.5
                                                                ---------------
TOTAL COMMON STOCK                                                         97.4
                                                                ---------------
SHORT-TERM INVESTMENT                                                       2.1
                                                                ---------------
EXCESS OF CASH AND RECEIVABLES OVER PAYABLES                                0.5
                                                                ---------------
NET ASSETS                                                                100.0%
                                                                ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
10                                CAUSEWAY FUNDS

LETTER TO SHAREHOLDERS
CAUSEWAY EMERGING MARKETS FUND

For the six months ended March 31, 2008, the Causeway Emerging Markets Fund Institutional Class returned -8.89% and Investor Class returned -8.94% compared to the MSCI Emerging Markets Index return of -7.66%. This represents a stark contrast to the bull market run that emerging markets experienced from the market lows of March 31, 2003 through the peak of October 31, 2007, during which time the MSCI Emerging Markets Index generated 46% annualized returns. Suddenly investors turned cautious, seeking shelter from slowing global economic growth, rising inflationary pressures, and persistent turmoil in the mortgage-related credit crunch. Unprecedented monetary policy response brought financial stability and averted a more serious global credit crisis. This policy relief, led by the US Federal Reserve (the Fed) and Treasury, stopped the hemorrhaging of global equity markets late in the month of March, 2008. Nonetheless, the first three months of 2008 delivered the worst quarterly performance for emerging equity markets in over five years. Significant global deleveraging continues to affect virtually all asset prices, from property values to fixed income instruments and equities. Slower economic growth and negative real interest rates pressured the US dollar relative to most major currencies. For dollar based investors with overseas equity exposure, the currency translation effect reduced losses sustained in non-US securities over the six month period.

From a quantitative factor perspective, the portfolio's exposure to our bottom-up factors did not contribute to our six-month active performance. Both growth factors and value factors posted positive returns relative to the Index, but this was offset by the underperformance of our momentum factors. Our top down factors, which have a smaller weight in the model, also had neutral relative performance. Of these, the strongest were our sector factors, followed by our country factors. Our macroeconomic factors, however, had offsetting negative performance.

At the industry level, holdings in the materials, telecommunications, and utilities industry groups contributed the most to relative performance. Meanwhile, the majority of the Fund's underperformance versus the Index over the last six months can be attributed to poor stock selection in five industry groups in particular: banks, capital goods, diversified financials, consumer durables, and energy. From a country perspective, holdings in Russia, Indonesia, and Brazil contributed to relative performance, while detractors included Taiwan, Thailand, and Turkey. Currency, which is a by-product of our portfolio construction process, had minimal impact on the portfolio.

From an individual stock selection perspective, the largest individual contributor to active return was Evraz Group, the Russian steel manufacturer. The stock did well due to strength in both steel and coal prices. Additional notable contributors to return included the mining company International Nickel Indonesia, the Brazilian phone company Telemar Norte Leste Participacoes, the Korean consumer electronics company LG Electronics, the Russian mobile phone operator Mobile Telesystems, and the Polish copper and silver mining company KGHM Polska Miedz. Meanwhile, the

--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               11
largest single detractor from performance during the period was the Chinese real estate operator/developer, Shenzhen Investment. The stock experienced a significant selloff as investors became increasingly nervous about the state of the property market in China. Some of the negative developments included a hawkish stance by the Chinese central bank (PBoC) as it tries to combat inflation, a tighter credit market, and a new land policy which negates the benefits of land hoarding by developers. While we did not add to the position, it remains in the portfolio as the stock now appears inexpensive based on our metrics. Other notable top detractors to active return included the Turkish conglomerate Dogan Sirketler Grubu Holdings, India Infoline, a financial services company, Industrial Bank of Korea, and Citic Pacific, the Chinese industrial conglomerate.

The top five purchases during the period were: STX Pan Ocean, a Korean shipping company, China COSCO Holdings, a Chinese shipping company, Bank Hapoalim, an Israeli bank, AU Optronics, a Taiwanese display panel manufacturer, and Cia Vale do Rio Doce, a Brazilian mining company. The top five sales during the period were: International Nickel Indonesia, Bradespar, a Brazilian mining holding company, HannStar Display, a Taiwanese display panel manufacturer, Teva Pharmaceutical Industries, an Israeli generic pharmaceutical company, and Sanlam, a South African financial services company.

The International Monetary Fund (IMF) recently reduced its estimate for US economic growth for 2008 to 0.5%, lowering the 1.5% forecast given in January of this year. The IMF also reduced its global growth forecast to 3.7% for 2008 from 4.1%. At the Fed's regularly scheduled meeting on March 18th, the Federal Open Market Committee cut the target Federal Funds rate by 75 basis points (0.75%) to 2.25% stating that "the outlook for economic activity has weakened further." US consumer prices remained unchanged from January to February, but were 4.0% higher than a year earlier. Meanwhile, core prices (excluding energy and food) rose by 2.3% versus the prior year. US policymakers and major financial institutions are working to neutralize the economic impact of housing-related issues by employing a wide variety of tactics such as the coordinated sale of Bear Stearns, the opening of additional liquidity windows at the Fed, and the lowering of the excess capital requirements for Fannie Mae and Freddie Mac.

On the growth front, a key question concerning emerging markets investors is the degree to which these markets have "decoupled" from developed markets. That is, will the anemic growth rates of the developed world spill over into emerging markets, or will emerging countries generate sufficient internal demand through burgeoning domestic consumer and infrastructure spending to offset the global slowdown? Last year, it appeared as if investors subscribed to the latter scenario, as emerging markets handily outperformed developed markets despite declining consensus expectations for global growth. Over the last six months, however, emerging markets struggled alongside developed markets, and actually underperformed in the first quarter of 2008, suggesting that investors may be rethinking the decoupling issue. Further evidence of this is the material underperformance of China (down 26.34% over the last six months) which, due to its large current account surplus, could be significantly negatively impacted by a slowdown in global demand.

--------------------------------------------------------------------------------
12                               CAUSEWAY FUNDS

While growth is the primary concern in the US, many of the emerging market central banks see inflation as a greater threat and have adopted tightening stances. At the upper end of the spectrum, Russia has seen a year-over-year increase in prices of 12.7%. Not far behind are South Africa and Turkey at 9.4 and 9.2% respectively, and they are followed by the large Asian economies of China (8.3%) and India (7.1%). Lastly, the lower growth economies of Latin America have seen more tame but still significant inflation rates in the mid-single digits. Given the history that some of these nations have had with runaway inflation, which has threatened the stability of their economies and has sent their currencies into a downward spiral, it is not surprising that their central banks tend to be more conservative than their developed market counterparts. Among the countries that have taken actions to tighten monetary conditions are China, India, Russia, Brazil, and Turkey.

A key point concerning global inflation is the difference between headline inflation figures and core inflation figures, which excludes volatile food and energy prices. While many countries have seen significant headline inflation, core inflation remains more tame due to the fact that energy and food prices have trended strongly upward. Oil, of course, is experiencing a favorable long-term supply-demand imbalance; it recently traded through $110/barrel (although, admittedly, some of this increase is due to the weak dollar). Agricultural commodities have also continued to experience pricing power as their supply-demand situation remains tight; their viability as bio-fuels has also supported prices. Whether food and energy will continue to be strong for the rest of 2008 largely depends on global growth. If there is a slowdown in global growth, as most analysts expect, this should lead to a pullback in commodity prices.

The current global deleveraging process has been extreme and volatile, with daily equity market moves in excess of 2% occurring frequently; we expect this to continue through 2008. This is due to the fact that there is a tug-of-war between those investors who see more problems for the global economy going forward versus those who feel that the worst is behind us. From a quantitative factor perspective, a key consideration is whether companies with value or growth characteristics will dominate over the course of the year. Growth companies made a comeback in 2007, after years of underperforming, but so far this year value companies have prevailed. Much of the problem for growth this year stems from the fact that many of these stocks have been the "high-fliers" over the past year, so increasingly risk-averse investors have sold them off and recycled their profits into the underperforming defensive names where the perceived risk is less. Ultimately, however, history has shown us that in periods of economic slowdown, the market rewards those stocks that are able to show earnings growth, so those growth stocks that are able to demonstrate this growth should do well. In this environment, we are confident in our approach of quantitatively combining both value and growth factors. Our goal is to include both value stocks, which are attractive due to their defensive nature, as well as those growth stocks which are desirable due to their ability to grow earnings during this period of global earnings uncertainty.

--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               13

We appreciate your investment in Causeway Emerging Markets Fund and the opportunity to continue to serve you in the future.

/s/ Arjun Jayaraman                      /s/ MacDuff Kuhnert
Arjun Jayaraman                          MacDuff Kuhnert
Portfolio Manager                        Portfolio Manager

April 18, 2008

THE ABOVE COMMENTARY EXPRESSES THE ADVISER'S VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE. THESE VIEWS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.




AS OF 3/31/08, THE AVERAGE ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS WERE 21.18% (ONE YEAR) AND 20.69% (SINCE INCEPTION), AND FOR THE INVESTOR CLASS WERE 21.39% (ONE YEAR) AND 20.90% (SINCE INCEPTION). INCEPTION WAS 3/30/07.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. INVESTMENT PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES HAVE A SHAREHOLDER SERVICE FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS. INSTITUTIONAL CLASS SHARES HAVE NO SHAREHOLDER SERVICE FEE. TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE INSTITUTIONAL CLASS, GROSS AND NET OF THE INVESTMENT ADVISER'S FEE WAIVER ARE 3.25% AND 1.36%, RESPECTIVELY, AND FOR THE INVESTOR CLASS, GROSS AND NET OF WAIVER, ARE 3.50% AND 1.61%, RESPECTIVELY. THESE "TOTAL ANNUAL FUND OPERATING EXPENSES" ARE BASED ON FISCAL YEAR 2007 EXPENSE RATIOS FROM THE CURRENT PROSPECTUS. THEY DIFFER FROM THE FISCAL YEAR 2007 EXPENSE RATIOS IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS SEMI-ANNUAL REPORT BECAUSE THEY REFLECT ACQUIRED FUND FEES AND EXPENSES AND CERTAIN RESTATEMENTS WHICH ARE NOT REQUIRED TO BE REFLECTED IN THE FINANCIAL HIGHLIGHTS. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI EMERGING MARKETS INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE EQUITY MARKET PERFORMANCE IN THE GLOBAL EMERGING MARKETS. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).

--------------------------------------------------------------------------------
14                               CAUSEWAY FUNDS

SCHEDULE OF INVESTMENTS (000)*
MARCH 31, 2008 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                    NUMBER OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK
BRAZIL -- 8.9%
   Brasil Telecom SA ADR                                     3,300   $      108
   Cia de Saneamento Basico do Estado de Sao
      Paulo ADR                                             10,200          452
   Cia Vale do Rio Doce ADR                                 19,400          672
   Petroleo Brasileiro SA ADR                                9,900        1,011
   Tele Norte Leste Participacoes SA ADR                     6,200          165
                                                                     -----------
                                                                          2,408
                                                                     -----------
CHINA -- 14.1%
   Canadian Solar Inc. GDR 1                                 7,100          148
   Chaoda Modern Agriculture 2                             170,575          195
   China Agri Industries Holdings Ltd. 1,2                 121,000           74
   China Construction Bank Corp., Class H 2                531,000          401
   China COSCO Holdings Co. Ltd., Class H 2                183,000          451
   China Everbright Ltd. 1,2                                18,000           36
   China Mobile Ltd. ADR                                     8,000          600
   China Petroleum & Chemical Corp. ADR                      4,900          421
   China Shipping Container Lines Co. Ltd.,
      Class H 2                                            266,600          102
   China Telecom Corp. Ltd. ADR                              1,000           63
   China Unicom Ltd. ADR                                    15,400          328
   Chongqing Iron & Steel Co. Ltd., Class H 2              344,000          121
   CNOOC Ltd. ADR                                            2,200          323
   Inner Mongolia Eerduosi, Class B 2                       41,200           44
   Inner Mongolia Yitai Coal Co., Class B 2                  2,800           17
   Lenovo Group Ltd. 2                                      70,000           46
   Shanghai Highly Group Co., Class B 1                     34,000           25
   Shanghai Jinjiang International, Class B                 31,400           40
   Shenzhen Investment Ltd. 2                              412,000          176
   Weiqiao Textile Co. Ltd., Class H 2                     151,500          196
                                                                     -----------
                                                                          3,807
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               15

MARCH 31, 2008 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                    NUMBER OF SHARES        VALUE
--------------------------------------------------------------------------------
INDIA -- 3.1%
   Housing Development & Infrastructure Ltd. 1,2            14,015   $      232
   India Infoline Ltd. 2                                     4,685           91
   Jindal Steel & Power Ltd. 2                                 544           28
   Larsen & Toubro Ltd. 2                                    1,287           99
   Oil & Natural Gas Corp. Ltd. 2                           15,571          383
                                                                     -----------
                                                                            833
                                                                     -----------
INDONESIA -- 3.9%
   Aneka Tambang Tbk PT 2                                  407,500          150
   Astra Agro Lestari Tbk PT 2                             104,000          295
   Astra International Tbk PT 2                             34,500           91
   Bumi Resources Tbk PT 2                                 144,000           98
   Energi Mega Persada Tbk PT 1,2                          556,000           69
   Indofood Sukses Makmur Tbk PT 2                         655,500          167
   International Nickel Indonesia Tbk PT 2                 166,000          127
   United Tractors Tbk PT 2                                 35,000           48
                                                                     -----------
                                                                          1,045
                                                                     -----------
ISRAEL -- 3.8%
   Bank Hapoalim BM 2                                      100,121          389
   Bank Leumi Le-Israel BM 2                               118,935          513
   Cellcom Israel Ltd.                                         837           26
   Teva Pharmaceutical Industries Ltd. ADR                   2,324          107
                                                                     -----------
                                                                          1,035
                                                                     -----------
MALAYSIA -- 3.2%
   Affin Holdings Bhd 2                                    130,700           82
   IOI Corp. Bhd 2                                         219,180          489
   KNM Group Bhd 2                                          81,900          136
   Sime Darby Bhd                                           51,168          150
                                                                     -----------
                                                                            857
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
16                               CAUSEWAY FUNDS

MARCH 31, 2008 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                    NUMBER OF SHARES        VALUE
--------------------------------------------------------------------------------
MEXICO -- 3.4%
   Alfa SAB de CV, Class A                                  37,800   $      251
   America Movil SAB de CV ADR, Class L                      3,100          198
   Grupo Mexico SAB de CV, Class B                          58,900          391
   Telefonos de Mexico SAB de CV ADR                         1,800           68
                                                                     -----------
                                                                            908
                                                                     -----------
POLAND -- 3.9%
   Grupa Lotos SA 2                                          9,796          155
   KGHM Polska Miedz SA 2                                   13,331          616
   Polski Koncern Naftowy Orlen SA 1,2                      15,318          274
                                                                     -----------
                                                                          1,045
                                                                     -----------
RUSSIA -- 11.8%
   Evraz Group SA GDR 2                                      5,900          511
   Gazprom OAO ADR 2                                         5,700          291
   Gazprom OAO 2                                            36,629          465
   LUKOIL ADR                                                2,600          222
   Mechel ADR                                                  800           91
   MMC Norilsk Nickel 2                                      1,093           69
   MMC Norilsk Nickel ADR 2                                  7,000          439
   Mobile Telesystems ADR                                    7,600          576
   Vimpel-Communications ADR                                17,300          517
                                                                     -----------
                                                                          3,181
                                                                     -----------
SOUTH AFRICA -- 4.8%
   ABSA Group Ltd. 2                                         7,241           91
   African Rainbow Minerals Ltd. 2                           9,650          268
   Metropolitan Holdings Ltd. 2                             83,949          139
   Mondi Ltd. 2                                             28,482          241
   Remgro Ltd. 2                                            16,645          404
   Sanlam Ltd. 2                                            54,265          128
   Steinhoff International Holdings Ltd. 1,2                12,223           27
                                                                     -----------
                                                                          1,298
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               17

MARCH 31, 2008 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                    NUMBER OF SHARES        VALUE
--------------------------------------------------------------------------------
SOUTH KOREA -- 15.1%
   Dong-A Pharmaceutical Co. Ltd., Class A 2                 1,112   $      119
   Dongkuk Steel Mill Co. Ltd. 2                             2,460           97
   Hana Financial Group Inc. 2                               5,780          237
   Honam Petrochemical Corp. 2                               1,629          133
   Hyosung Corp. 2                                             942           64
   Hyundai Heavy Industries 2                                  522          196
   Industrial Bank of Korea 2                               22,710          337
   Korea Exchange Bank 2                                    12,560          168
   Korea Gas Corp. 2                                         2,277          169
   KT Corp. ADR                                              4,400          105
   KT Corp. 2                                                  220           10
   LG Display Co. Ltd. ADR                                  17,800          397
   LG Electronics Inc. 2                                     3,534          454
   LG Telecom Ltd. 2                                         5,191           41
   Pusan Bank 2                                             18,970          238
   Samsung Electronics Co. Ltd. 2                              589          373
   STX Pan Ocean Co. Ltd. 2                                193,717          403
   Woori Finance Holdings Co. Ltd. 2                        30,230          529
                                                                     -----------
                                                                          4,070
                                                                     -----------
TAIWAN -- 11.2%
   AU Optronics Corp. ADR                                   24,100          414
   China Development Financial Holding Corp. 2             515,000          238
   Compal Electronics Inc. 2                               569,395          547
   Hung Sheng Construction Co. Ltd. 2                      144,000          156
   Inotera Memories Inc. 2                                 198,000          177
   Lite-On Technology Corp. 2                               45,000           53
   Micro-Star International Co. Ltd. 2                     196,058          169
   Powerchip Semiconductor Corp. 2                         500,000          188

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
18                               CAUSEWAY FUNDS

MARCH 31, 2008 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                    NUMBER OF SHARES        VALUE
--------------------------------------------------------------------------------
TAIWAN -- (CONTINUED)
   ProMOS Technologies Inc. 2                              619,000   $      153
   Systex Corp. 2                                           71,000           73
   Taiwan Polypropylene 2                                   89,640           71
   Taiwan Semiconductor Manufacturing Co.
      Ltd. ADR                                              11,900          122
   Unitech Printed Circuit Board Corp. 2                   171,005          152
   Universal Scientific Industrial Co. Ltd. 2              217,445          127
   Walsin Lihwa Corp. 2                                    378,000          188
   WPG Holdings Co. Ltd. 2                                 138,535          194
                                                                     -----------
                                                                          3,022
                                                                     -----------
THAILAND -- 2.5%
   PTT Aromatics & Refining                                425,136          510
   Thoresen Thai Agencies 2                                131,100          178
                                                                     -----------
                                                                            688
                                                                     -----------
TURKEY -- 1.5%
   Dogan Sirketler Grubu Holdings 1,2                      190,678          192
   Sekerbank 1,2                                            57,200          109
   Vestel Elektronik Sanayi 1,2                             72,731           91
                                                                     -----------
                                                                            392
                                                                     -----------
TOTAL COMMON STOCK
   (COST $24,995) -- 91.2%                                               24,589
                                                                     -----------
PREFERRED STOCK

BRAZIL -- 3.9%
   Braskem SA                                               21,800          187
   Centrais Eletricas Brasileiras SA                         9,300          134
   Centrais Eletricas de Santa Catarina SA                   3,700           92
   Cia de Transmissao de Energia Eletrica
      Paulista                                               4,800          111

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               19

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
MARCH 31, 2008 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                    NUMBER OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK (CONTINUED)

BRAZIL -- (CONTINUED)
   Eletropaulo Metropolitana Eletricidade
      de Sao Paulo SA                                    2,507,378   $      197
   Investimentos Itau SA                                    32,890          191
   Telemar Norte Leste SA                                    2,909          151
                                                                     -----------
                                                                          1,063
                                                                     -----------
TOTAL PREFERRED STOCK
   (COST $963) -- 3.9%                                                    1,063
                                                                     -----------
STRUCTURED INSTRUMENTS

INDIA -- 4.5%
   Macquarie Bank Industrial Development
      Bank of India Ltd. participation notes                49,300          109
   Macquarie Bank Oil & Natural Gas Corp. Ltd.
      participation notes                                    2,520           62
   Macquarie Bank Reliance Industries Ltd.
      participation notes                                   13,291          751
   Macquarie Bank Steel Authority of India Ltd.
      participation notes                                   61,812          288
                                                                     -----------
                                                                          1,210
                                                                     -----------
TOTAL STRUCTURED INSTRUMENTS
   (COST $910) -- 4.5%                                                    1,210
                                                                     -----------
TOTAL INVESTMENTS
   (COST $26,868) -- 99.6%                                               26,862
                                                                     -----------
OTHER ASSETS & LIABILITIES, NET -- 0.4%                                     101
                                                                     -----------
NET ASSETS -- 100.0%                                                 $   26,963
                                                                     ===========

*     Except for share data.

ADR   American Depositary Receipt
GDR   Global Depositary Receipt

1     Non-income producing security.

2     Security is fair valued (see Note 2 in the Notes to Financial Statements).


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
20                               CAUSEWAY FUNDS

SECTOR DIVERSIFICATION

AS OF MARCH 31, 2008, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

                                 COMMON   PREFERRED    STRUCTURED         % OF
CAUSEWAY EMERGING MARKETS FUND    STOCK       STOCK   INSTRUMENTS   NET ASSETS
-------------------------------------------------------------------------------
Financial                          17.4%        0.7%          0.4%        18.5%
Energy                             16.2         0.0           3.0         19.2
Basic Materials                    15.2         0.7           1.1         17.0
Technology                         11.8         0.0           0.0         11.8
Communications                     10.4         0.5           0.0         10.9
Industrial                          9.2         0.0           0.0          9.2
Consumer Staples                    4.5         0.0           0.0          4.5
Consumer Discretionary              3.4         0.0           0.0          3.4
Utilities                           2.3         2.0           0.0          4.3
Health Care                         0.8         0.0           0.0          0.8
                                 ------   ---------   -----------   ----------
TOTAL                              91.2%        3.9%          4.5%        99.6%
                                 ======   =========   ===========   ==========
EXCESS OF CASH AND RECEIVABLES
   OVER PAYABLES                                                           0.4
                                                                    ----------
NET ASSETS                                                               100.0%
                                                                    ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               21

STATEMENT OF ASSETS AND LIABILITIES (000)* (UNAUDITED)

                                                                                  CAUSEWAY
                                                                             INTERNATIONAL
                                                                                VALUE FUND
                                                                          ----------------
                                                                                   3/31/08
                                                                          ----------------
ASSETS:
   Investments at Market Value (Cost $3,467,165)                          $      3,651,258
   Receivable for Dividends and Interest                                            24,264
   Receivable for Tax Reclaims                                                       5,589
   Receivable for Investment Securities Sold                                         4,350
   Receivable for Fund Shares Sold                                                   3,596
   Receivable for Foreign Currency                                                   2,164
                                                                          ----------------
     TOTAL ASSETS                                                                3,691,221
                                                                          ----------------
LIABILITIES:
   Payable for Fund Shares Redeemed                                                 10,745
   Payable for Investment Securities Purchased                                       6,416
   Payable due to Investment Adviser                                                 2,483
   Due to Custodian                                                                    403
   Payable for Shareholder Service Fees -- Investor Class                              210
   Payable due to Administrator                                                        143
   Payable for Trustees' Fees                                                           52
   Other Accrued Expenses                                                              486
                                                                          ----------------
     TOTAL LIABILITIES                                                              20,938
                                                                          ----------------
     NET ASSETS                                                           $      3,670,283
                                                                          ================
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no par value)              $      3,218,165
   Undistributed Net Investment Income                                              30,879
   Accumulated Net Realized Gain on Investments                                    236,346
   Net Unrealized Appreciation on Investments                                      184,093
   Net Unrealized Appreciation on Foreign Currencies and Translation of
     Other Assets and Liabilities Denominated in Foreign Currencies                    800
                                                                          ----------------
     NET ASSETS                                                           $      3,670,283
                                                                          ================
   NET ASSET VALUE (BASED ON NET ASSETS OF
     $2,248,456,821 / 145,378,047 SHARES) -- INSTITUTIONAL CLASS          $          15.47
                                                                          ================
   NET ASSET VALUE (BASED ON NET ASSETS OF
     $1,421,825,933 / 92,516,260 SHARES) -- INVESTOR CLASS                $          15.37
                                                                          ================

*     Except for Net Asset Value data.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
22                               CAUSEWAY FUNDS

STATEMENT OF ASSETS AND LIABILITIES (000)* (UNAUDITED)

                                                                                  CAUSEWAY
                                                                                  EMERGING
                                                                              MARKETS FUND
                                                                          ----------------
                                                                                   3/31/08
                                                                          ----------------
ASSETS:
   Investments at Market Value (Cost $26,868)                             $         26,862
   Receivable for Investment Securities Sold                                           886
   Receivable for Foreign Currency                                                     211
   Receivable for Dividends and Interest                                               110
   Receivable for Fund Shares Sold                                                      13
                                                                          ----------------
     TOTAL ASSETS                                                                   28,082
                                                                          ----------------
LIABILITIES:
   Payable for Investment Securities Purchased                                         636
   Due to Custodian                                                                    343
   Payable due to Investment Adviser                                                    19
   Payable for Fund Shares Redeemed                                                     16
   Accumulated Foreign Capital Gains Tax on Appreciated Securities                       9
   Payable for Shareholder Service Fees -- Investor Class                                5
   Payable due to Administrator                                                          1
   Other Accrued Expenses                                                               90
                                                                          ----------------
     TOTAL LIABILITIES                                                               1,119
                                                                          ----------------
     NET ASSETS                                                           $         26,963
                                                                          ================
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no par value)              $         26,831
   Distributions in Excess of Net Investment Income                                   (194)
   Accumulated Net Realized Gain on Investments                                        344
   Accumulated Foreign Capital Gains Tax on Appreciated Securities                      (9)
   Net Unrealized Depreciation on Investments                                           (6)
   Net Unrealized Depreciation on Foreign Currencies and Translation of
     Other Assets and Liabilities Denominated in Foreign Currencies                     (3)
                                                                          ----------------
     NET ASSETS                                                           $         26,963
                                                                          ================
   NET ASSET VALUE (BASED ON NET ASSETS OF
     $20,431,886 / 1,772,388 SHARES) -- INSTITUTIONAL CLASS               $          11.53
                                                                          ================
   NET ASSET VALUE (BASED ON NET ASSETS OF
     $6,531,500 / 565,059 SHARES) -- INVESTOR CLASS                       $          11.56
                                                                          ================

*     Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               23

STATEMENT OF OPERATIONS (000) (UNAUDITED)

                                                                                                    CAUSEWAY
                                                                                               INTERNATIONAL
                                                                                                  VALUE FUND
                                                                                               -------------
                                                                                                 10/01/07 to
                                                                                                     3/31/08
                                                                                               -------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $5,271)                                   $      56,390
                                                                                               -------------
   TOTAL INVESTMENT INCOME                                                                            56,390
                                                                                               -------------
EXPENSES:
   Investment Advisory Fees                                                                           16,966
   Shareholder Service Fees -- Investor Class                                                          1,813
   Administration Fees                                                                                   918
   Custodian Fees                                                                                        741
   Printing Fees                                                                                         174
   Transfer Agent Fees                                                                                   172
   Trustees' Fees                                                                                        103
   Professional Fees                                                                                      79
   Registration Fees                                                                                      23
   Other Fees                                                                                            134
                                                                                               -------------
   TOTAL EXPENSES                                                                                     21,123
                                                                                               -------------
   NET INVESTMENT INCOME                                                                              35,267
                                                                                               -------------
   NET REALIZED AND UNREALIZED GAIN (L0SS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Gain from Security Transactions                                                      255,491
   Net Realized Loss from Foreign Currency Transactions                                                 (132)
   Net Change in Unrealized Depreciation on Investments                                             (736,007)
   Net Change in Unrealized Appreciation on Foreign Currency and Translation of
     Other Assets and Liabilities Denominated in Foreign Currency                                        454
                                                                                               -------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                (480,194)
                                                                                               -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $    (444,927)
                                                                                               =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
24                               CAUSEWAY FUNDS

STATEMENT OF OPERATIONS (000) (UNAUDITED)

                                                                                                    CAUSEWAY
                                                                                                    EMERGING
                                                                                                MARKETS FUND
                                                                                                ------------
                                                                                                 10/01/07 to
                                                                                                     3/31/08
                                                                                                ------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $36)                                       $        363
                                                                                                ------------
   TOTAL INVESTMENT INCOME                                                                               363
                                                                                                ------------
EXPENSES:
   Investment Advisory Fees                                                                              144
   Shareholder Service Fees -- Investor Class                                                              8
   Administration Fees                                                                                     6
   Professional Fees                                                                                      26
   Custodian Fees                                                                                         25
   Transfer Agent Fees                                                                                    23
   Printing Fees                                                                                          16
   Registration Fees                                                                                       7
   Trustees' Fees                                                                                          1
   Other Fees                                                                                              3
                                                                                                ------------
   TOTAL EXPENSES                                                                                        259
   Less:
   Waiver of Investment Advisory Fees                                                                    (57)
                                                                                                ------------
   NET EXPENSES                                                                                          202
                                                                                                ------------
   NET INVESTMENT INCOME                                                                                 161
                                                                                                ------------
   NET REALIZED AND UNREALIZED GAIN (L0SS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Gain from Security Transactions                                                          819
   Net Realized Loss from Foreign Currency Transactions                                                   (2)
   Net Change in Unrealized Depreciation on Investments                                               (3,794)
   Net Change in Foreign Capital Gains Tax on Appreciated Securities                                      (2)
   Net Change in Unrealized Depreciation on Foreign Currency and Translation of
     Other Assets and Liabilities Denominated in Foreign Currency                                         (4)
                                                                                                ------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                  (2,983)
                                                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $     (2,822)
                                                                                                ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               25

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                                  CAUSEWAY INTERNATIONAL VALUE FUND
                                                                                                  ---------------------------------
                                                                                                  10/01/07 to           10/01/06 to
                                                                                                      3/31/08               9/30/07
                                                                                                  (Unaudited)             (Audited)
                                                                                                  -----------           -----------
OPERATIONS:
   Net Investment Income                                                                          $    35,267           $    94,115
   Net Realized Gain from Security Transactions                                                       255,491               836,449
   Net Realized Loss from Foreign Currency Transactions                                                  (132)                 (207)
   Net Change in Unrealized Appreciation (Depreciation) on Investments                               (736,007)               55,379
   Net Change in Unrealized Appreciation on Foreign Currency and
      Translation of Other Assets and Liabilities Denominated
      in Foreign Currency                                                                                 454                   393
                                                                                                  -----------           -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   (444,927)              986,129
                                                                                                  -----------           -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
      Institutional Class                                                                             (60,622)              (39,798)
      Investor Class                                                                                  (31,378)              (13,963)
                                                                                                  -----------           -----------
   Total Net Investment Income Dividends                                                              (92,000)              (53,761)
                                                                                                  -----------           -----------
   Net Capital Gain Distributions:
      Institutional Class                                                                            (534,883)             (154,256)
      Investor Class                                                                                 (310,213)              (66,745)
                                                                                                  -----------           -----------
   Total Net Capital Gain Distributions                                                              (845,096)             (221,001)
                                                                                                  -----------           -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                                                 (937,096)             (274,762)
                                                                                                  -----------           -----------
   NET INCREASE (DECREASE) IN NET ASSETS DERIVED
      FROM CAPITAL SHARE TRANSACTIONS(1)                                                              188,193              (604,802)
   Redemption Fees(2)                                                                                     100                   365
                                                                                                  -----------           -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         (1,193,730)              106,930
                                                                                                  -----------           -----------
NET ASSETS:
      Beginning of Period                                                                           4,864,013             4,757,083
                                                                                                  -----------           -----------
      END OF PERIOD                                                                               $ 3,670,283           $ 4,864,013
                                                                                                  ===========           ===========
      UNDISTRIBUTED NET INVESTMENT INCOME                                                         $    30,879           $    87,612
                                                                                                  ===========           ===========

(1)   See Note 7 in the Notes to Financial Statements.
(2)   See Note 2 in the Notes to Financial Statements.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
26                               CAUSEWAY FUNDS

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                                    CAUSEWAY EMERGING MARKETS FUND
                                                                                                  ---------------------------------
                                                                                                  10/01/07 to            3/30/07(1)
                                                                                                      3/31/08            to 9/30/07
                                                                                                  (Unaudited)             (Audited)
                                                                                                  -----------           -----------
OPERATIONS:
   Net Investment Income                                                                          $       161           $       115
   Net Realized Gain from Security Transactions                                                           819                   412
   Net Realized Loss from Foreign Currency Transactions                                                    (2)                  (26)
   Net Change in Unrealized Appreciation (Depreciation) on Investments                                 (3,794)                3,788
   Net Change in Foreign Capital Gains Tax on Appreciated Securities                                       (2)                   (7)
   Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency
      and Translation of Other Assets and Liabilities
      Denominated in Foreign Currency                                                                      (4)                    1
                                                                                                  -----------           -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     (2,822)                4,283
                                                                                                  -----------           -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
      Institutional Class                                                                                (348)                   --
      Investor Class                                                                                     (106)                   --
                                                                                                  -----------           -----------
   Total Net Investment Income Dividends                                                                 (454)                   --
                                                                                                  -----------           -----------
   Net Capital Gain Distributions:
      Institutional Class                                                                                (663)                   --
      Investor Class                                                                                     (212)                   --
                                                                                                  -----------           -----------
   Total Net Capital Gain Distributions                                                                  (875)                   --
                                                                                                  -----------           -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                                                   (1,329)                   --
                                                                                                  -----------           -----------
   NET INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS(2)                                4,214                22,610
   Redemption Fees(3)                                                                                       7                    --
                                                                                                  -----------           -----------
   TOTAL INCREASE IN NET ASSETS                                                                            70                26,893
                                                                                                  -----------           -----------
NET ASSETS:
      Beginning of Period                                                                              26,893                    --
                                                                                                  -----------           -----------
      END OF PERIOD                                                                               $    26,963           $    26,893
                                                                                                  ===========           ===========
      UNDISTRIBUTED NET INVESTMENT INCOME
         (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)                                       $      (194)          $        99
                                                                                                  ===========           ===========

(1)   Commencement of operations.
(2)   See Note 7 in the Notes to Financial Statements.
(3)   See Note 2 in the Notes to Financial Statements.
Amounts designated as "--" are $0 or are rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               27

FINANCIAL HIGHLIGHTS

FOR THE SIX MONTHS ENDED MARCH 31, 2008 (UNAUDITED) AND THE YEARS OR PERIODS ENDED SEPTEMBER 30
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

----------------------------------------------------------------------------------------------------
                                                                      Net Realized
                                                                               and
                                          Net Asset                     Unrealized
                                             Value,          Net              Gain            Total
                                          Beginning   Investment         (Loss) on             from
                                      of Period ($)   Income ($)   Investments ($)   Operations ($)
----------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND+
INSTITUTIONAL CLASS
   2008(1)                                    21.85         0.16             (2.09)           (1.93)
   2007                                       19.04         0.39              3.54             3.93
   2006                                       16.99         0.39              2.61             3.00
   2005                                       14.80         0.34              2.56             2.90
   2004                                       11.86         0.23              2.98             3.21
   2003                                        8.82         0.18              2.98             3.16
INVESTOR CLASS
   2008(1)                                    21.71         0.14             (2.07)           (1.93)
   2007                                       18.93         0.33              3.53             3.86
   2006                                       16.90         0.35              2.60             2.95
   2005                                       14.73         0.29              2.57             2.86
   2004                                       11.81         0.18              2.99             3.17
   2003                                        8.80         0.16              2.96             3.12

CAUSEWAY EMERGING MARKETS FUND(1)+
INSTITUTIONAL CLASS
   2008(1)                                    13.26         0.08             (1.20)           (1.12)
   2007(2)                                    10.00         0.08              3.18             3.26
INVESTOR CLASS
   2008(1)                                    13.29         0.06             (1.20)           (1.14)
   2007(2)                                    10.00         0.06              3.23             3.29

                                       Dividends  Distributions               Total
                                        from Net           from           Dividends
                                      Investment        Capital                 and    Redemption
                                      Income ($)      Gains ($)   Distributions ($)      Fees ($)
--------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND+
INSTITUTIONAL CLASS
   2008(1)                                    (0.45)      (4.00)              (4.45)             --
   2007                                       (0.23)      (0.89)              (1.12)             --
   2006                                       (0.37)      (0.58)              (0.95)             --
   2005                                       (0.26)      (0.45)              (0.71)             --
   2004                                       (0.18)      (0.09)              (0.27)             --
   2003                                       (0.08)      (0.04)              (0.12)             --
INVESTOR CLASS
   2008(1)                                    (0.41)      (4.00)              (4.41)             --
   2007                                       (0.19)      (0.89)              (1.08)             --
   2006                                       (0.34)      (0.58)              (0.92)             --
   2005                                       (0.24)      (0.45)              (0.69)             --
   2004                                       (0.16)      (0.09)              (0.25)             --
   2003                                       (0.07)      (0.04)              (0.11)             --

CAUSEWAY EMERGING MARKETS FUND(1)+
INSTITUTIONAL CLASS
   2008(1)                                    (0.21)      (0.40)              (0.61)             --
   2007(2)                                       --          --                  --              --
INVESTOR CLASS
   2008(1)                                    (0.20)      (0.40)              (0.60)           0.01
   2007(2)                                       --          --                  --              --

(1) All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2) Commenced operations on March 30, 2007. All ratios are annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.
 +    Per share amounts calculated using average shares method.
++ Expense ratio affected by commission recapture payments. See Note 2 in the Notes to Financial Statements.
Amounts designated as "--" are $0 or are rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
28                               CAUSEWAY FUNDS

------------------------------------------------------------------------------------------------------------------
                                                                                        Ratio of        Ratio of
                                                                                     Expenses to        Expenses
                                                                                     Average Net      to Average
                                                                     Net Assets           Assets             Net
                                           Net Asset                     End of       (Excluding          Assets
                                          Value, End       Total         Period       Commission      (Excluding
                                       of Period ($)   Return(%)         ($000)   Recapture) (%)    Waivers) (%)
------------------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND+
INSTITUTIONAL CLASS
   2008(1)                                     15.47       (9.83)      2,248,457             0.91            0.91
   2007                                        21.85       21.22       3,080,040             0.90            0.90
   2006                                        19.04       18.54       3,323,722             0.92            0.92
   2005                                        16.99       19.98       2,817,467             0.98            0.98
   2004                                        14.80       27.41         997,371             1.02            1.00++
   2003                                        11.86       36.21         224,464             1.05            1.04++
INVESTOR CLASS
   2008(1)                                     15.37       (9.94)      1,421,826             1.14            1.14
   2007                                        21.71       20.92       1,783,973             1.13            1.13
   2006                                        18.93       18.27       1,433,361             1.15            1.15
   2005                                        16.90       19.74       1,191,991             1.21            1.21
   2004                                        14.73       27.16         741,969             1.25            1.23++
   2003                                        11.81       35.76         321,167             1.28            1.27++

CAUSEWAY EMERGING MARKETS FUND(1)+
INSTITUTIONAL CLASS
   2008(1)                                     11.53       (8.89)         20,432             1.35            1.75
   2007(2)                                     13.26       32.60          22,376             1.35            3.24
INVESTOR CLASS
   2008(1)                                     11.56       (8.94)          6,531             1.60            1.99
   2007(2)                                     13.29       32.90           4,517             1.58            3.16

                                                            Ratio
                                                           of Net
                                                       Investment
                                                           Income     Portfolio
                                                       to Average      Turnover
                                                   Net Assets (%)       Rate(%)
--------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND+
INSTITUTIONAL CLASS
   2008(1)                                                   1.73           9.90
   2007                                                      1.89          40.01
   2006                                                      2.18          38.22
   2005                                                      2.10          22.43
   2004                                                      1.61          21.11
   2003                                                      1.74          32.32
INVESTOR CLASS
   2008(1)                                                   1.55           9.90
   2007                                                      1.63          40.01
   2006                                                      1.97          38.22
   2005                                                      1.81          22.43
   2004                                                      1.31          21.11
   2003                                                      1.55          32.32

CAUSEWAY EMERGING MARKETS FUND(1)+
INSTITUTIONAL CLASS
   2008(1)                                                   1.19          46.92
   2007(2)                                                   1.44          76.61
INVESTOR CLASS
   2008(1)                                                   0.88          46.92
   2007(2)                                                   1.02          76.61

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               29

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    ORGANIZATION

Causeway Capital Management Trust (the "Trust") is a Delaware statutory trust that was established on August 10, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and has two funds: Causeway International Value Fund and Causeway Emerging Markets Fund (each a "Fund," collectively the "Funds"). The Causeway International Value and Emerging Markets Funds began operations on October 26, 2001 and March 30, 2007, respectively. The Funds are authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Funds. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Except as described below, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the last reported bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Funds' Board of Trustees (the "Board"). The Funds' fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures,

--------------------------------------------------------------------------------
30                                CAUSEWAY FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Funds use a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

CASH AND CASH EQUIVALENTS -- Investments in the Federated Prime Obligations Fund are valued daily at cost.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

FOREIGN CURRENCY TRANSLATION - The books and records of the Funds are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FOREIGN CURRENCY EXCHANGE CONTRACTS - When the Funds purchase or sell foreign securities, they may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSE/CLASSES - Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends, from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE - The Funds impose a redemption fee of 2% on the original value of capital shares redeemed by shareholders less than 90 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions, shares redeemed through designated

--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               31

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

systematic withdrawal plans, or omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Funds. However, the Funds seek agreements with these intermediaries to impose the Funds' redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. For the six months ended March 31, 2008, the Funds received the following in redemption fees:

                                                                    Redemption
                                                                  Fees Received
--------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND
   Institutional Shares                                                 $27,038
   Investor Shares                                                       73,173

CAUSEWAY EMERGING MARKETS FUND
   Institutional Shares                                                 $   156
   Investor Shares                                                        7,424
--------------------------------------------------------------------------------

Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the six months ended March 31, 2008, Causeway International Value Fund received commission recapture payments of $33,414. Prior to 2004, commission recapture payments were offset against expenses.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Adviser"). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of Causeway International Value Fund's average daily net assets and 1.00% of Causeway Emerging Markets Fund's average daily net assets. The Adviser contractually agreed through September 30, 2008 to waive its fee and, to the extent necessary, reimburse the Funds to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Funds invest, and extraordinary expenses) from exceeding 1.05% and 1.30% of the average daily net assets of the Causeway International Value Fund's Institutional Class and Investor Class, respectively, and from exceeding 1.35% and 1.60% of the average daily net assets of the Causeway Emerging Markets Fund's Institutional Class and Investor Class, respectively. No waivers or reimbursements were required under the agreement for the six months ended March 31, 2008, for Causeway International Value Fund. The Adviser waived $56,536 under its agreement for the six months ended March 31, 2008, for Causeway Emerging Markets Fund.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Effective January 1, 2006, under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for all portfolios and classes in existence on the agreement date increased by $80,000 for any portfolio created thereafter and

--------------------------------------------------------------------------------
32                                CAUSEWAY FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

increased by $20,000 for each new class in excess of two added after the agreement date.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2008, the Causeway International Value Fund Investor Class and the Causeway Emerging Markets Fund Investor Class paid 0.23% and 0.25%, respectively, of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator, Distributor or Investment Adviser. They receive no fees for serving as officers of the Trust.

4.    INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2008, for the Funds were as follows:

                                                        Purchases       Sales
                                                          (000)         (000)
--------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL
VALUE FUND                                               $417,667    $1,107,400

CAUSEWAY EMERGING
MARKETS FUND                                               16,584        13,490
--------------------------------------------------------------------------------

5.    RISKS OF FOREIGN INVESTING

The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, the possibility of future social, political and economic developments and the level of governmental supervision and regulation of securities markets in different foreign countries. These risks are higher for emerging markets investments.

6.    FEDERAL TAX INFORMATION

Each Fund is classified as a separate taxable entity for Federal income tax purposes. Each Fund intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For Causeway Emerging Markets Fund, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $9,008 as of March 31, 2008.

--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               33

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and reclasses of realized gains from passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2007 (000):

                                                    Undistributed    Accumulated
                                                   Net Investment   Net Realized
                                                       Income           Gain
--------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL
VALUE FUND                                             $(207)           $207

CAUSEWAY EMERGING
MARKETS FUND                                             (16)             16
--------------------------------------------------------------------------------

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2007 and September 30, 2006, were as follows (000):

                                             Ordinary     Long-Term
                                              Income    Capital Gain     Total
--------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL
VALUE FUND
   2007                                      $ 59,291     $215,471      $274,762
   2006                                       133,659       91,934       225,593
--------------------------------------------------------------------------------

As of September 30, 2007, the components of distributable income on a tax basis were as follows (000):

                                                       CAUSEWAY      CAUSEWAY
                                                    INTERNATIONAL    EMERGING
                                                      VALUE FUND   MARKETS FUND
                                                    -------------  ------------
Undistributed Ordinary Income                        $  224,435      $  699
Undistributed Long-Term Capital Gain                    689,554          --
Unrealized Appreciation                                 920,217       3,610
Post-October Currency Losses                               (291)        (26)
Other Temporary Differences                                 226          --
                                                     ----------      ------
Total Distributable Income                           $1,834,141      $4,283
                                                     ==========      ======

Post-October currency losses represent losses realized on currency transactions from November 1, 2006 through September 30, 2007 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

At March 31, 2008, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Funds were as follows (000):

                                                      CAUSEWAY       CAUSEWAY
                                                   INTERNATIONAL     EMERGING
                                                     VALUE FUND    MARKETS FUND
                                                   -------------   ------------
Federal Tax Cost                                    $3,467,165       $26,868
                                                    ==========       =======
Appreciated Securities                              $  534,766       $ 2,413
Depreciated Securities                                (350,673)       (2,419)
                                                    ----------       -------

Net Unrealized Appreciation(Depreciation)           $  184,093       $    (6)
                                                    ==========       =======

--------------------------------------------------------------------------------
34                                CAUSEWAY FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

7.    CAPITAL SHARES ISSUED AND REDEEMED (000)

                                                               CAUSEWAY INTERNATIONAL VALUE FUND
                                                               ---------------------------------
                                                      Six Months Ended               Fiscal Year Ended
                                                  March 31, 2008 (Unaudited)     September 30, 2007 (Audited)
                                                  --------------------------    -----------------------------
                                                    SHARES          VALUE         SHARES             VALUE
                                                  ---------      -----------    ---------         -----------
INSTITUTIONAL CLASS:
Shares Sold                                          10,555      $   194,072       22,393         $   453,681
Shares Issued in Reinvestment of
   Dividends and Distributions                       30,817          502,317        8,472             167,825
Shares Redeemed                                     (36,974)        (653,561)     (64,412)         (1,356,018)
                                                  ---------      -----------    ---------         -----------
Increase (Decrease) in Shares
   Outstanding Derived from
   Institutional Class Transactions                   4,398           42,828      (33,547)           (734,512)
                                                  ---------      -----------    ---------         -----------
INVESTOR CLASS:
Shares Sold                                          12,509          212,910       19,707             403,280
Shares Issued in Reinvestment of
   Dividends and Distributions                       20,830          337,658        4,044              79,744
Shares Redeemed                                     (23,007)        (405,203)     (17,284)           (353,314)
                                                  ---------      -----------    ---------         -----------
Increase in Shares Outstanding Derived
   from Investor Class Transactions                  10,332          145,365        6,467             129,710
                                                  ---------      -----------    ---------         -----------
Increase (Decrease) in Shares
   Outstanding from Capital
   Share Transactions                                14,730      $   188,193      (27,080)        $  (604,802)
                                                  =========      ===========    =========         ===========

--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               35

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

7.    CAPITAL SHARES ISSUED AND REDEEMED (000) (CONTINUED)

                                                               CAUSEWAY EMERGING MARKETS FUND
                                                               ------------------------------
                                                      Six Months Ended                3/30/07(1) to
                                                  March 31, 2008 (Unaudited)        9/30/07 (Audited)
                                                  --------------------------    -------------------------
                                                    SHARES          VALUE         SHARES         VALUE
                                                  ---------      -----------    ---------     -----------
INSTITUTIONAL CLASS:
Shares Sold                                              43        $   530          1,736       $19,177
Shares Issued in Reinvestment of
   Dividends and Distributions                           76            976             --            --
Shares Redeemed                                         (35)          (470)           (49)         (590)
                                                  ---------        -------      ---------       -------
Increase in Shares Outstanding Derived
   from Institutional Class Transactions                 84          1,036          1,687        18,587
                                                  ---------        -------      ---------       -------
INVESTOR CLASS:
Shares Sold                                             343          4,670            348         4,127
Shares Issued in Reinvestment of
   Dividends and Distributions                           24            306             --            --
Shares Redeemed                                        (142)        (1,798)            (8)         (104)
                                                  ---------        -------      ---------       -------
Increase in Shares Outstanding Derived
   from Investor Class Transactions                     225          3,178            340         4,023
                                                  ---------        -------      ---------       -------
Increase in Shares Outstanding
   from Capital Share Transactions                      309        $ 4,214          2,027       $22,610
                                                  =========        =======      =========       =======

(1)   Commencement of operations.

--------------------------------------------------------------------------------
36                               CAUSEWAY FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONCLUDED)

8.    RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Funds' financial statements upon adoption. As of and during the period ended March 31, 2008, the Funds did not have liabilities for any unrecognized tax benefits. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, management does not believe that the adoption of SFAS No. 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No.161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds' financial statements and related disclosures.

9.    SUBSEQUENT EVENT

The Causeway Global Value Fund commenced operations on April 30, 2008.

--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               37

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, redemption fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

--------------------------------------------------------------------------------
38                               CAUSEWAY FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)
(CONCLUDED)

                                                         BEGINNING     ENDING                  EXPENSES
                                                          ACCOUNT      ACCOUNT    ANNUALIZED     PAID
                                                           VALUE        VALUE       EXPENSE     DURING
                                                          10/1/07      3/31/08      RATIOS      PERIOD*
--------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class                                     $1,000.00     $  901.70      0.91%       $4.33

HYPOTHETICAL 5% RETURN
Institutional Class                                     $1,000.00     $1,020.45      0.91%       $4.60
--------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Investor Class                                          $1,000.00     $  900.60      1.14%       $5.42

HYPOTHETICAL 5% RETURN
Investor Class                                          $1,000.00     $1,019.30      1.14%       $5.76
--------------------------------------------------------------------------------------------------------
CAUSEWAY EMERGING MARKETS FUND
--------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class                                     $1,000.00     $  911.10      1.35%       $6.45

HYPOTHETICAL 5% RETURN
Institutional Class                                     $1,000.00     $1,018.25      1.35%       $6.81
--------------------------------------------------------------------------------------------------------
CAUSEWAY EMERGING MARKETS FUND
--------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Investor Class                                          $1,000.00     $  910.60      1.60%       $7.64

HYPOTHETICAL 5% RETURN
Investor Class                                          $1,000.00     $1,017.00      1.60%       $8.07
--------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS                               39

--------------------------------------------------------------------------------

INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i)
without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------
                                                                 CCM-SA-003-0100

--------------------------------------------------------------------------------
                                 CAUSEWAY FUNDS

ITEM 2.  CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS.

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's procedures by which shareholders may recommend nominees to the registrant's board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by ss. 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant's bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                                 Causeway Capital Management Trust


By (Signature and Title)*                    /s/ Turner Swan
                                             ---------------
                                             Turner Swan, President

Date:  June 4, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                    /s/ Turner Swan
                                             ---------------
                                             Turner Swan, President

Date:  June 4, 2008


By (Signature and Title)*                    /s/ Michael Lawson
                                             ------------------
                                             Michael Lawson, Treasurer

Date:  June 4, 2008